UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2015

(Date of Report/Date of earliest event reported)

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address and zip code of principal executive offices)

(414) 354-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 2, 2015, Bank Mutual Corporation (the “Company”), the parent company of Bank Mutual (the “Bank”), issued a press release announcing that its Board of Directors had authorized a common stock repurchase program, in addition to the declaration of the Company’s quarterly dividend. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

99.1	Press release of the registrant dated February 2, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2015	BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and Chief Financial
Officer